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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      FEBRUARY 17, 2000
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                              CONSUMERS U.S., INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)





      333-31363-01                                       22-2874087
      ------------                                       ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)





          3140 WILLIAM FLINN HIGHWAY, ALLISON PARK, PENNSYLVANIA 15101
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              (Address of Principal Executive Offices) (Zip Code)



                                 (412) 486-9100
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

         On February 17, 2000, Owens-Brockway Glass Container Inc. ("Owens") commenced an action against Consumers U.S., Inc.'s majority-owned subsidiary Anchor Glass Container Corporation (the "Company") and certain of its affiliates in the United States District Court for the Southern District of New York. Owens alleges violations of the Technical Assistance and License Agreement ("Technical Assistance Agreement") resulting in its termination. Owens is seeking various forms of relief including (1) a permanent injunction restraining the Company from infringing Owens' patents and using or disclosing Owens' trade secrets and (2) damages for breaches of the Technical Assistance Agreement. The Court will hear Owens' motion for a preliminary injunction on April 12, 2000, which motion the Company has opposed.

         The Company and its affiliates filed a demand for arbitration with the American Arbitration Association on February 24, 2000. On March 15, 2000, the Court ruled that the dispute as to whether there was a valid termination of the Technical Assistance Agreement is subject to arbitration. The Company has moved to dismiss or stay the action pending arbitration. On March 31, 2000, Owens submitted its answer and counterclaims in the arbitration. Owens has asserted the position that (i) the Court referred to arbitration only the question whether there was a valid termination of the Technical Assistance Agreement and
(ii) certain of Owens' claims are not arbitrable.

         The Company believes that it has meritorious defenses to Owens' claims in the action and Owens' counterclaims in the arbitration and intends to conduct a vigorous defense. An unfavorable outcome in this matter could have a material and adverse effect on the Company's business prospects and financial condition. In addition, even if the ultimate outcome of the matter is resolved in favor of the Company, the defense of such matter may involve considerable cost, which could be material, and could divert the efforts of management.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSUMERS U.S., INC.


                                        By: /s/ C. Kent May
                                           ------------------------------------
                                        Name:   C. Kent May
                                        Title:  Secretary

Date: April 4, 2000